FOR FURTHER INFORMATION:
Specialty Underwriters’ Alliance, Inc. Scott Goodreau (888) 782-4672 sgoodreau@suainsurance.com	Financial Relations Board Leslie Loyet (312) 640-6672 lloyet@mww.com

FOR IMMEDIATE RELEASE
THURSDAY, JUNE 11, 2009

SPECIALTY UNDERWRITERS’ ALLIANCE, INC. EXTENDS
EXCLUSIVITY WITH ITS THREE LARGEST PARTNER AGENTS

CHICAGO – June 11, 2009 – Specialty Underwriters’ Alliance, Inc. (NASDAQ: SUAI) (“SUA” or the “Company”) announced today that it has amended its Partner Agent Program Agreements with its three largest Partner Agents, Risk Transfer Programs, LLC (“RTP” formerly Risk Transfer Holdings, Inc.), American Team Managers Insurance Services, Inc. (“ATM”) and AEON Insurance Group, Inc. (“AEON”), which will extend the exclusivity of each Partner Agent relationship for an additional five years. RTP, ATM and AEON are SUA’s three original Partner Agents, and the five-year extensions of exclusivity ensure each will continue to be the exclusive Partner Agent for the various programs set forth in their individual Partner Agent Program Agreements.

Courtney Smith, SUA’s president and chief executive officer, stated, “We are extremely pleased to continue our successful, exclusive relationships with our original Partner Agents, and we anticipate they will continue to grow their books of business while maintaining profitability.”

About Specialty Underwriters’ Alliance, Inc.
Specialty Underwriters’ Alliance, Inc., through its subsidiary SUA Insurance Company, is a specialty property and casualty insurance company providing commercial insurance products through exclusive wholesale Partner Agents that serve niche groups of insureds. These targeted customers require highly specialized knowledge due to their unique risk characteristics. Examples include tow trucks, professional employer organizations, public entities, and contractors. SUA’s innovative approach provides products and claims handling, allowing the Partner Agent to focus on distribution and customer relationships.

Safe Harbor Statement
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these statements. We believe that these factors include but are not limited to ineffectiveness or obsolescence of our business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data; the effects of acts of terrorism or war; developments in the world’s financial and capital markets that adversely affect the performance of our investments; changes in regulations or laws applicable to us, our subsidiaries, brokers or customers; acceptance of our products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all; decreased demand for our insurance or reinsurance products; loss of the services of any of our executive officers or other key personnel; the effects of mergers, acquisitions and divestitures; changes in rating agency policies or practices; changes in legal theories of liability under our insurance policies; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.